UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2017

KKR Real Estate Finance Trust Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38082	47-2009094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 750-8300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2017, KREF Lending IV LLC (the “Seller”), a wholly owned subsidiary of KKR Real Estate Finance Trust Inc. (the “Company”), entered into an omnibus amendment (the “Amendment”) to its Master Repurchase and Securities Contract Agreement, dated as of December 6, 2016, with Morgan Stanley Bank, N.A. (the “Morgan Stanley Repurchase Agreement”).

The Amendment increased the amount available under the facility from $500.0 million to $600.0 million and, subject to customary conditions, permits the Company to request that the facility be further increased to $750.0 million.  In addition, the Amendment extended the scheduled termination date of the Morgan Stanley Repurchase Agreement from December 6, 2019 to December 6, 2020.  Except as amended by the Amendment, the material terms of the Morgan Stanley Repurchase Agreement remain unchanged.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

On November 9, 2017, KREF Lending II LLC, a wholly owned subsidiary of the Company, voluntarily terminated its Uncommitted Master Repurchase Agreement, dated as of October 15, 2015, with JPMorgan Chase Bank, National Association (the “JPM Repurchase Agreement”), and KKR Real Estate Finance Holdings L.P., a wholly owned subsidiary of the Company, voluntarily terminated its guarantee under the Guarantee Agreement, dated as of October 15, 2015, in favor of JPMorgan Chase Bank, National Association. Both of these terminations were effective November 9, 2017. The JPM Repurchase Agreement provided for a maximum facility amount of $250.0 million and, since December 31, 2016, no outstanding amounts have existed under this facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Omnibus Amendment, dated as of November 10, 2017, to the Master Repurchase and Securities Contract Agreement, dated as of December 6, 2016, between Morgan Stanley Bank, N.A. and KREF Lending IV LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

By:	/s/ Patrick Mattson
	Name:	Patrick Mattson
	Title:	Chief Operating Officer and Secretary

Date: November 10, 2017